EXHIBIT 99.1

Kohlberg Capital Corporation Announces Acquisition of Scott's Cove Capital Management LLC

NEW YORK, Jan. 9, 2008 (PRIME NEWSWIRE) -- Kohlberg Capital Corporation (Nasdaq:KCAP) ("Kohlberg Capital") announced today that its wholly owned affiliate and asset manager, Katonah Debt Advisors L.L.C. (KDA), completed the purchase of substantially all of the assets of Scott's Cove Capital Management LLC ("Scott's Cove") effective January 1, 2008. The assets were acquired by Katonah Scott's Cove Management LLC ("Katonah Scott's Cove"), a wholly owned subsidiary of an affiliate of KDA.

Scott's Cove focuses on an event-driven credit long short investment strategy. "This acquisition will give KDA greater expertise in high yield bonds, distressed debt and equities which will strongly complement our leveraged loan capabilities," said E.A. Kratzman III, President of KDA.

Phillip S. Schaeffer will continue as Portfolio Manager of Katonah Scott's Cove, which currently has approximately $60 million of assets under management. He will report to Mr. Kratzman.

"We are very pleased to have Phil and his team as part of KDA. I have known Phil since 1998, and he has an excellent long-term track record in event driven investing. The success to date of Scott's Cove combined with the strong credit expertise at KDA will give us the ability to offer additional alternative investment vehicles, diversify our stream of management fee revenues and enhance the income and value of KDA to Kohlberg Capital's financial performance. We will immediately begin integrating the two platforms and expect to grow assets under management," stated Mr. Kratzman.

KDA had $2.1 billion of assets under management as of September 30, 2007.

About Kohlberg Capital Corporation:

Kohlberg Capital Corporation is a publicly traded, internally managed business development company. Our middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Kohlberg Capital Corporation's filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company's website at www.kohlbergcapital.com

The Kohlberg Capital logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3121

Safe Harbor Statement Under the Private Securities Litigation reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, and achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios and to successfully integrate the acquired Scott's Cove assets and retain the former Scott's Cove employees. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

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CONTACT: Kohlberg Capital Corporation
         Denise Rodriguez, Investor Relations
         (212) 455-8300